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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2007

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                        1-9973                       36-3352497
 (State or Other            (Commission File Number)            (IRS Employer
  Jurisdiction                                               Identification No.)
of Incorporation)

       1400 Toastmaster Drive, Elgin, Illinois                      60120
       (Address of Principal Executive Offices)                   (Zip Code)

                                 (847) 741-3300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

                  On March 8, 2007, The Middleby Corporation (the "Company") notified The Nasdaq Stock Market ("Nasdaq") that the Company may have inadvertently violated Nasdaq Marketplace Rule 4350(i)(1)(A). The notification related to the Company's inadvertent issuance of out-of-plan stock options to purchase 3,500 shares of the Company's common stock to the outside directors of the Company in May 2006. The directors and the Company have taken the required actions to rescind the May 2006 transactions, effective as of March 8, 2007.

                  On March 12, 2007, the Nasdaq issued a letter to the Company indicating that the Company had violated Nasdaq Marketplace Rule 4350(i)(1)(A), but that the Company was now back in compliance with Nasdaq's listing standards as a result of the Company's actions described above and that the matter is now closed. A copy of the Nasdaq letter is attached as Exhibit 99.1 hereto. Also on March 12, 2007, the Company issued a press release announcing its receipt of the Nasdaq Letter, a copy of which is attached as Exhibit 99.2 hereto.


Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------
   99.1           Letter from The Nasdaq Stock Market to the Middleby
                  Corporation dated March 12, 2007.

   99.2           The Middleby Corporation press release dated March 12, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE MIDDLEBY CORPORATION


Dated: March 12, 2007                         By: /s/ Timothy J. FitzGerald
                                                  ------------------------------
                                                  Timothy J. FitzGerald
                                                  Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
   99.1           Letter from The Nasdaq Stock Market to the Middleby
                  Corporation dated March 12, 2007.

   99.2           The Middleby Corporation press release dated March 12, 2007.